1940 Act File No. 811-09189




                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM N-2


                REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940


                 Zazove Convertible Securities Fund, Inc.
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


                    940 Southwood Boulevard, Suite 200
                       Incline Village, Nevada 89451
            ---------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


                              (702) 832-6250
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)


                              Gene T. Pretti
                 Zazove Convertible Securities Fund, Inc.
                    940 Southwood Boulevard, Suite 200
                       Incline Village, Nevada 89451
                  ---------------------------------------
                  (Name and Address of Agent for Service)



                       Copies of communications to:

                             Harold W. Nations
                               Holleb & Coff
                     55 East Monroe Street, Suite 4100
                          Chicago, Illinois 60603



                              March 15, 1999



       This Statement of Additional Information is not a prospectus.

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                             TABLE OF CONTENTS


CROSS REFERENCE SHEET. . . . . . . . . . . . . . . . . . . . . . .   ii
GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Investment Objective and Policies. . . . . . . . . . . . . . . . .    1
Description of Shares. . . . . . . . . . . . . . . . . . . . . . .    6
Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Investment Risks . . . . . . . . . . . . . . . . . . . . . . . . .    7
Reliance on Adviser. . . . . . . . . . . . . . . . . . . . . . . .    8
Liquidity. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
No Right to Manage . . . . . . . . . . . . . . . . . . . . . . . .    8
Conflicts of Interest. . . . . . . . . . . . . . . . . . . . . . .    8
Diversification. . . . . . . . . . . . . . . . . . . . . . . . . .    9
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . .   10
Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .   10
Investment Advisory and Other Services . . . . . . . . . . . . . .   11
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
BROKERAGE ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . .   13
TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . .   14
PART C-OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . .   15
Item 24.  Financial Statements and Exhibits. . . . . . . . . . . .   15
Item 25.  Marketing Agreements . . . . . . . . . . . . . . . . . .   15
Item 26.  Other Expenses of Issuance and Distribution. . . . . . .   15
Item 27.  Persons Controlled by or Under Common Control
          with Registrant. . . . . . . . . . . . . . . . . . . . .   15
Item 28.  Number of Holders of Securities. . . . . . . . . . . . .   15
Item 29.  Indemnification. . . . . . . . . . . . . . . . . . . . .   15
Item 30.  Business and Other Connections of the Adviser. . . . . .   17
Item 31.  Location of Accounts and Records . . . . . . . . . . . .   17
Item 32.  Management Services. . . . . . . . . . . . . . . . . . .   17
Item 33.  Undertakings . . . . . . . . . . . . . . . . . . . . . .   17
EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
                           CROSS REFERENCE SHEET


            Required Items in             Caption in Registration
            Parts A and B of Form N-2     Statement
            -------------------------     -----------------------
Item 1.     Outside Front Cover                 Not Applicable
Item 2.     Inside Front Cover and              Not Applicable
            Outside Back Cover Page
Item 3.     Fee Table and Synopsis              Not Applicable
Item 4.     Financial Highlights                Not Applicable
Item 5.     Plan of Distribution                Not Applicable
Item 6.     Selling Shareholders                Not Applicable
Item 7.     Use of Proceeds                     Not Applicable
Item 8.     General Description of              GENERAL; THE
                                                Registrant
                                                FUND-Investment
                                                Objective and Policies;
                                                RISK FACTORS
Item 9.     Management                          MANAGEMENT OF THE FUND
Item 10.    Capital Stock, Long-Term            THE FUND-Description
                                                Debt, and Other Securities
                                                of Shares
Item 11.    Defaults and Arrears on             Not Applicable
                                                Senior Securities
Item 12.    Legal Proceedings                   LEGAL PROCEEDINGS
Item 13.    Table of Contents of the            TABLE OF CONTENTS
                                                Statement of Additional
                                                Information
Item 14.    Cover Page                          Cover Page
Item 15.    Table of Contents                   TABLE OF CONTENTS
Item 16.    General Information                 GENERAL
                                                and History
Item 17.    Investment Objective                THE FUND-Investment
                                                and Policies

Item 18.    Management                          MANAGEMENT OF THE
                                                FUND-Board of Directors

Item 19.    Control Persons and                 THE FUND-Shareholders;
            Principal Holders                   MANAGEMENT OF THE
            of Securities                       FUND - Board of Directors

Item 20.    Investment Advisory and             MANAGEMENT OF THE
            Other Services                      FUND - Investment Advisory
                                                and Other Services

Item 21.    Brokerage Allocation and            BROKERAGE ALLOCATION
            Other Practices

Item 22.    Tax Status                          TAX STATUS

Item 23.    Financial Statements                Item 24 of Part C;
                                                FINANCIAL STATEMENTS



                        PART C - OTHER INFORMATION
                        --------------------------

              Items 24-33 of this Registration Statement are
                   answered in Part C-Other Information.

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                                  GENERAL

      Zazove Convertible Securities Fund, Inc. (the "Fund") is a Maryland corporation organized on November 9, 1998. The business of the Fund is that of an investment company; the Fund will operate as a non-diversified, management investment company and a closed-end interval fund under Rule 23c-3 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Shares of the Fund's common stock, par value $.01 per share (the "Shares"), will be offered pursuant to a private offering memorandum in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and exemptions available under applicable state securities laws only to certain persons who qualify as "accredited investors" as defined in Regulation D under the Securities Act (the "Offering"). Accordingly, the Shares have not been registered under the Securities Act or the securities laws of any state and this Registration Statement is being filed only under the Investment Company Act.

      Pursuant to an investment advisory agreement (the "Investment Advisory Agreement"), the Fund's investment adviser is Zazove Associates, L.L.C., a Delaware limited liability company (the "Adviser"). The Adviser is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). The Fund is managed by its Board of Directors (the "Board"), currently consisting of five members: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin, III,
Jack L. Hansen, and Peter A. Lechman. Gene T. Pretti, as President, and Steven M. Kleiman, as Secretary and Treasurer, are the principal officers of the Fund and are responsible for supervision of the Fund's day to day operations.

      The Fund's and the Adviser's principal offices are located at 940 Southwood Boulevard, Suite 200, Incline Village, Nevada 89451. Its telephone number is (702) 832-6250. The Adviser maintains an administrative office at 4801 West Peterson Avenue, Suite 615, Chicago, Illinois 60646. Its telephone number is (773) 283-8822.


                                 THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
--------------------

      The investment objective of the Fund is to realize long-term growth, current income and the preservation of capital primarily by the investment of its assets in a portfolio of convertible securities. The Fund's investment objective is a fundamental policy and cannot be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as determined under the Investment Company Act (a "Majority in Interest").

OPERATING POWER
---------------

      Subject to the Investment Company Act and the investment restrictions described below, the Board has the exclusive management power over the business and affairs of the Fund and has the authority to do or cause the Fund to do, through the delegation of duties or otherwise, all things deemed by it to be necessary and appropriate in connection with, or to conduct the business of, the Fund including, but not limited to, the authority and power.

      (i) to invest and trade (taking either long or short positions or both) in equity, debt, options and other securities of any kind or nature, including mutual funds and money market instruments (all such items are referred to as "securities");

      (ii) to enter into and perform all contracts and engage in all activities and transactions that are deemed necessary and appropriate to carry out the above mentioned investment objective and purposes, including but not limited to the following:

            (1) to purchase, transfer and pledge, and otherwise acquire and exercise all rights and privileges of ownership with respect to, securities;

            (2) to maintain positions in securities, notwithstanding fluctuations in market conditions or substantial changes in price, and make purchases or sales increasing, decreasing or liquidating such positions without any limitation as to frequency or size; and

            (3) to open, maintain and close bank accounts and transfer funds between any of these accounts by checks or other orders for payment;

      (iii) to acquire, hold and dispose of interests in securities of every kind and description;

      (iv) to establish such other methods for determining the net asset value as it deems necessary and appropriate to enable the Fund to comply with the Investment Company Act and the regulations thereunder;

      (v) to maintain for the conduct of Fund affairs one or more offices and do such acts as the Board may deem necessary and appropriate in connection with the maintenance and administration of such office or offices;

      (vi) to engage one or more investment advisers and/or other advisers to assist in the management of the assets of the Fund;

      (vii) to engage on behalf of the Fund attorneys, accountants or other persons as the Board may deem necessary and appropriate (including attorneys, accountants and other persons who may also represent, advise, act on behalf of or otherwise provide services to the Board itself); and

      (viii) to enter into contracts, agreements or other instruments, including but not limited to, contracts with administrators for the provision of services to the Fund including the execution of portfolio transactions and the provision of any or all administrative functions.

INVESTMENT RESTRICTIONS
-----------------------

      The Board may not act with respect to the following matters, which are fundamental policies of the Fund, without the approval of a Majority in
Interest:

      (i) change the Fund's subclassification as a "closed-end company" within the meaning of the Investment Company Act;

      (ii) change the nature of the Fund's business so as to cease to be an "investment company" within the meaning of the Investment Company Act;

      (iii) change the investment objective of the Fund as set forth above;

      (iv) enter into or terminate the Investment Advisory Agreement with the Adviser or any other investment advisory contract, provided, however, that such approval is not required to extend or renew any investment advisory contracts; and

      (v) any other matters that require such approval in order to comply with the Investment Company Act and any regulations issued thereunder.

Additionally,

      (i) the Fund will not lend money to other persons, except that the Fund may purchase debt securities, lend portfolio securities or enter into repurchase agreements in a manner consistent with the Fund's investment objective and investment policies;

      (ii) the Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of its portfolio securities;

      (iii) the Fund will not purchase real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase securities issued by companies that invest or deal in real estate;

      (iv) the Fund will not purchase or sell commodities or commodity contracts, except that the Fund may engage in transactions to hedge interest rate or foreign currency risks, including, without limitation, investing in exchange traded or over-the-counter options or foreign currency futures contracts;

      (v) the Fund will not issue senior securities, as that term is defined in the Investment Company Act, except in connection with the borrowings described in subparagraph (vi) below or transactions involving short sales or options;

      (vi) the Fund will not borrow money, except that the Fund may borrow from banks and other persons to purchase portfolio securities if, after giving effect to any such borrowing, the ratio that (x) the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, bears to (y) the aggregated amount of senior securities representing indebtedness of the Fund, is at least 300%. In addition, to the extent permitted under the Investment Company Act, the Fund may purchase any security on margin; and

      (vii) the Fund will not mortgage, pledge, hypothecate or otherwise encumber any of its portfolio securities, except as may be necessary or appropriate in connection with borrowings described in subparagraph (vi) above.

REPURCHASE OFFER POLICIES
-------------------------

      The Fund, as a closed-end interval fund, has adopted certain repurchase policies that cannot be changed without the vote of the holders of a Majority in Interest. The Fund's repurchase policies are as follows:

      (i) Once each quarter, the Fund shall offer to repurchase (a "Repurchase Offer") not less than 5% or more than 25% of its outstanding Shares. The Repurchase Pricing Date (as defined below) shall be within 14 days after the applicable Repurchase Request Deadline (as defined below) or the next business day if such day is not a business day.

      (ii) A holder of Shares ("Shareholder") that desires to have Shares redeemed must submit a written request to the Board. The form of such written request shall be the "Request for Repurchase of Shares in Zazove Convertible Securities Fund, Inc." as from time to time prescribed by the Board. The form will be included with the notice to the Shareholders provided for in section (iv) below. In order for a repurchase request to be effective, it must be received by the Board before the close of business on the 17th day of March, June, September or December, as applicable, or the next business day if such day is not a business day (the "Repurchase Request Deadline"). The first Repurchase Request Deadline shall be March 17, 1999. A Shareholder may withdraw or modify any repurchase request at any time prior to the end of business on the Repurchase Request Deadline, but not thereafter.

      (iii) Shares repurchased shall be repurchased at the current net asset value at the close of business on the last business day of March, June September and December, as applicable. Each such day is referred to as a "Repurchase Pricing Date." Payment for Shares so repurchased shall be made in cash within seven days thereafter; provided, however, that the Fund may suspend or postpone a repurchase of Shares if the requirements of Regulation Section 270.23c-3(b)(3)(i) under the Investment Company Act are satisfied and:

            (1) the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closing, or trading in such market is restricted;

            (2)   an emergency exists as a result of which either
(i) disposal by the Fund of its securities is not reasonably practicable; or (ii) determination of the current net asset value is not reasonably practicable; or

            (3) an order of the Securities and Exchange Commission for the protection of security holders of the Fund permits such suspension or postponement.

      (iv) No less than 21 and no more than 42 days before each Repurchase Request Deadline, the Fund shall send a notification to each Shareholder that provides information regarding the Repurchase Offer. The notification shall include the information required under Regulation Section 270.23c-3(b)(4)(i) under the Investment Company Act. The Fund shall file three copies of the notification with the Securities and Exchange Commission within three business days after the notification is sent to the Shareholders in accordance with the requirements of Regulation Section 270.23c-3(b)(4)(ii) under the Investment Company Act.

      (v) If the number of Shares requested to be repurchased in any Repurchase Offer is in excess of the number of Shares in the Repurchase Offer, then the Board may cause the Fund to repurchase an additional 2% of Shares outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase additional Shares, or if the number of Shares requested to be repurchased is in excess of the Shares in the Repurchase Offer plus such additional Shares, then the Fund shall repurchase Shares on a pro rata basis; provided, however, that the Board may, in its sole discretion, prior to prorating tendered Shares, accept all Shares tendered by Shareholders who hold fewer than 100 Shares and who tender all of their Shares.

      (vi) In the event that a Shareholder requests the repurchase of Shares that had been acquired within 12 months of the Repurchase Request Deadline, the Board may require payment of a redemption fee payable to the Fund in an amount equal to 2% of the repurchase price for such Shares, which fee is intended to compensate the Fund for expenses related to such redemption. Shares shall be deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.

      (vii) In accordance with Regulation Section 270.23c-3(b)(10) under the Investment Company Act, the Board shall cause the Fund to adopt written procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to ensure that the Fund's portfolio is sufficiently liquid so that the Fund can comply with its policy on repurchases of Shares. The Board shall review and make changes to such procedures as it deems necessary and appropriate.

      (viii) In addition to the foregoing policies the Board may establish such other policies relating to the Fund's repurchase of Shares; provided that such policies are in compliance with the Investment Company Act and any regulations issued thereunder.

      (ix) The foregoing repurchase policies may not be amended without the approval of a Majority in Interest.

MANDATORY REPURCHASE OF SHARES
------------------------------

      The Board may, in its sole discretion, elect to repurchase all of a Shareholder's Shares if:

      (i) the Shareholder ceases to own Shares with an aggregate value of at least $10,000 or would cease to own such Shares if all Shares submitted for repurchase by that Shareholder were repurchased;

      (ii) the Board determines that the continued participation of the Shareholder might cause the Fund or any Shareholder to violate any law, rule or regulation;

      (iii) litigation shall be commenced or threatened against the Fund or any Shareholder, arising out of, or relating to, the participation of that Shareholder; or

      (iv) the Shareholder ceases to qualify as a "United States Person" as defined in the Internal Revenue Code.

ADDITIONAL SALES OF SHARES
--------------------------

      The Board has the right, but not the obligation, to cause the Fund to sell additional Shares on the first business day of any month. Sales of additional Shares may be made to Shareholders and to accredited investors approved by the Board who are not currently Shareholders. The purchase price for any such Shares shall be the net asset value on the date of purchase.

DESCRIPTION OF SHARES

      The Fund's Articles of Incorporation authorize 25,000,000 shares of common stock, par value of one cent ($0.01) per share, which may be issued by the Board on a fractional basis. Shareholders are entitled to one vote per Share, and a fractional vote for each fractional Share. Each Share has identical rights to dividends, distributions of capital gains and distributions upon dissolution.

      The following table depicts the Fund's outstanding securities as of January 1, 1999:

                                Amount Held by    Amount Outstanding
                    Amount     Registrant or for  Exclusive of Amount
Title of Class    Authorized      its Account       Shown Under (3)
--------------    ----------   ----------------   -------------------

Common Stock,
par value $.01    25,000,000          N/A            2,006,891.807
per share           shares                              Shares


      The Fund's Articles of Incorporation, which confers certain rights on Shareholders, may be amended by the Fund, acting through the Board, in a fashion that modifies the rights conferred upon the Shareholders. The Board may also amend, alter or repeal certain Bylaws, subject to the requirements of the Investment Company Act.

      It is anticipated that the Fund will declare and pay dividends annually in December. Dividends and capital gains are automatically reinvested in Shares at the then prevailing net asset value unless a Shareholder requests in writing that dividends or capital gains, or both, be paid in cash. Written requests to receive cash dividends and additional information regarding the automatic dividend reinvestment plan can be made by contacting the Fund's administrative office at 4801 W. Peterson Avenue, Suite 615, Chicago, Illinois 60646, telephone (773) 283-8822.

      The Fund will distribute all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and nature of the income or gains.

SHAREHOLDERS
------------

      As of January 1, 1999, the Fund had 212 Shareholders. The Fund acquired Zazove Convertible Fund, L.P. through a merger effective on January 1, 1999. Unless required by law, the Fund does not intend to hold regular annual meetings of Shareholders. Shareholders will not elect the Directors of the Fund. The Shareholders will not be liable for, and their private property will not be subject to, any claims, levies or other encumbrances on account of debts or liabilities of the Fund, to any extent whatsoever.

                               RISK FACTORS

      The Fund is designed for investors who can accept a high degree of risk in their investments. The following sets forth the material risks associated with an investment in the Fund.

INVESTMENT RISKS

      The securities market is generally affected by real and perceived economic conditions, business trends, world affairs and other factors outside the control of the Fund. The success of the Fund will depend, in part, on the ability of the Adviser to understand and react appropriately to changing markets. All investments in securities involve a risk of loss of capital, and no guaranty or representation can be made that the Fund's activities will result in profits or that capital invested may not be lost.

Recent years have evidenced periods of significant volatility in the securities markets. Increased volatility in the future could increase the risk of loss in value of securities as compared to the risk of loss in more stable market conditions.

      Convertible securities investing is extremely competitive. The Fund will compete with a large number of firms, many of which have substantially greater financial resources, larger research staffs and more securities traders that are available to the Fund.

      The Fund may invest a portion of its assets on a global basis. In doing so, the Fund will be subject to, among other risks: (i) currency exchange risk; (ii) the possible imposition of withholding, income or excise taxes; (iii) the absence of uniform accounting, auditing and financial reporting standards and practices, less rigorous disclosure requirements and little or potentially biased government supervision and regulation; and (iv) economic and political risks, including expropriation, exchange controls and restrictions on foreign investment and repatriation of capital. Any currency hedging will likely be implemented through currency forward contracts which are traded on a principal-to-principal basis and thus are subject to illiquidity risk and the risk of counter-party default (i.e., the other party with which the Fund enters into the forward contracts).

RELIANCE ON ADVISER

      The operations of the Fund are substantially dependent upon the skill, judgement and expertise of certain key officers and employees of the Adviser. In the event of the death, disability or other unavailability of such personnel, the Corporation could be materially adversely affected.

LIQUIDITY

      There is no market for the Shares and it is unlikely that a market will develop. The Fund's Bylaws provide that a Shareholder may not transfer any Shares without the prior written consent of the Fund. In addition, the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered or an exemption from registration is available.

      The Fund will offer to purchase not less than 5% nor more than 25% of the outstanding Shares on a quarterly basis at the then net asset value. Adequate notice must be given by a Shareholder to the Fund to participate in any such repurchase. In the event of an oversubscription, Shareholders may be only able to liquidate a portion of the Shares submitted for repurchase on a particular quarterly repurchase date.

      The Fund is required to meet certain liquidity standards imposed under the Investment Company Act in connection with its obligation to repurchase Shares on a quarterly basis. As a result, the Fund may be required to dispose of investments before it would otherwise have chosen to do so in order to meet such liquidity standards and obtain sufficient cash for the repurchase of Shares. This disposition or liquidation may be at a time which the Adviser believes the investments liquidated are trading for less than their fair value due to adverse market conditions. In such event, the Fund's overall rate of return on its investments may be adversely affected.

NO RIGHT TO MANAGE

      Shareholders are unable to exercise any management functions. Management of the Fund is vested exclusively in the Directors. There will not be any Shareholder vote unless required by the Investment Company Act.

CONFLICTS OF INTEREST

      Gene T. Pretti and Steven M. Kleiman are Directors and officers of the Fund and are also principal officers of the Adviser. The Adviser currently manages investments for various other accounts and investments partnerships. The Adviser engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders.
In all cases in which an aggregate order to purchase or sell securities is placed by the Adviser, each account that participates in the aggregate order will participate at the average price and all transaction costs will be shared pro rata. The Adviser will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Adviser may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Adviser intends to treat all accounts, including the Fund, in a fair, reasonable and equitable manner. The relationship between the Adviser and the Fund is governed by the Investment Advisory Agreement.

      Subject to any policies established by the Board, the Adviser is responsible for selecting brokers, dealers and banks (collectively, "Brokers") for the Fund's portfolio transactions. In selecting Brokers, the Adviser will seek the best overall terms available. The Adviser may take into consideration a number of factors, including the breadth of the market in the security, the price of the security, the reliability, financial condition and execution capability of the Broker, research services, reasonableness of the commission and such other factors as the Adviser deems necessary. The Adviser may execute brokerage transactions for the Fund through Brokers who also provide the Adviser with "research services," as defined in Section 28(e)(3) of the U.S. Securities Exchange Act of 1934, as amended. Commissions paid to such Brokers may be in excess of the amount of commissions another Broker would charge for the same transaction. Before effecting any such transaction, the Adviser will determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by such Broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities to all of its clients. The research services may include, among other things, research reports on companies, industries or securities; economic and financial data; financial publications; research oriented computer hardware, software and services; and quotation terminals and related services. Research furnished by Brokers may benefit all or only some of the Adviser's clients, including the Fund, and could be used in connection with accounts other than those that generated the commission to the Brokers providing the services.

DIVERSIFICATION
---------------

      Unlike a diversified investment company, the Fund, which will be classified as a non-diversified investment company under the Investment Company Act, is not restricted in the amount of assets that it may invest in a single issuer. Although there is no formal procedure, the Fund presently intends to diversify its portfolio of investments in a variety of issuers and industries to the extent that it can practicably do so. If the Fund's investments were to become concentrated in a small number of issuers or industries, the Fund would be exposed to the risk of adverse developments in or affecting a single issuer or industry to a greater extent than if its investments were diversified over a larger number of issuers and industries.

                          MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

      The overall responsibility for the management and operation of the Fund will be vested in the Board.


MR. ANDREW J. GOODWIN III
-------------------------

      Mr. Goodwin, age 55, is an Investment Adviser in the investment management firm of Graver, Bokhof, Goodwin & Sullivan, L.P., located at 100
S. Wacker Drive, Suite 320, Chicago, Illinois 60606. Prior to joining Graver, Bokhof, Goodwin & Sullivan, L.P. in 1990, Mr. Goodwin worked for approximately ten years as an institutional securities salesman at the First Boston Corporation. Mr. Goodwin has served as a Director General Partner of Zazove Convertible Fund, L.P. since 1994. Mr. Goodwin has served as a member of the Board since the Fund's organization.

MR. JACK L. HANSEN
------------------

      Mr. Hansen, age 37, is a principal with the investment management firm The Clifton Group and serves as Director of Equity Investments. The Clifton Group is located at 309 Clifton Avenue, Minneapolis, Minnesota 55403. Since joining the Clifton Group in 1985, Mr. Hansen has played a leading role in the research and development of their indexed equity products. He is a Chartered Financial Analyst and a member of the Twin Cities Society of Security Analysts. Mr. Hansen has served as a Director General Partner of Zazove Convertible Fund, L.P. since January 1, 1996. Mr. Hansen has served as a member of the Board since the Fund's organization.

MR. STEVEN M. KLEIMAN
---------------------

      Mr. Kleiman, age 37, serves as Treasurer and Secretary of the Fund. In addition, Mr. Kleiman is Chief Operating Officer and General Counsel of the Adviser. Prior to joining the Adviser in March of 1994, Mr. Kleiman was a partner with the law firm of McDermott, Will & Emery. Mr. Kleiman practiced law with the law firm of Skadden, Arps, Slate, Meagher & Flom prior to becoming a member of McDermott, Will & Emery. He received certification as a CPA in 1983. Mr. Kleiman has served as a Director General Partner of Zazove Convertible Fund, L.P. since January 1, 1996. Mr. Kleiman has served as a member of the Board since the Fund's organization.

DR. PETER A. LECHMAN
--------------------

      Dr. Lechman, age 35, is currently a pediatrician with the Glen Ellyn & Wheaton Medical Clinic. Prior to practicing medicine, Dr. Lechman earned an MBA degree from the Kellogg School of Management and was employed for approximately two years as a consultant with the Boston Consulting Group, which provides strategic consulting services for Fortune 500 companies.
Dr. Lechman has served as a Director General Partner of Zazove Convertible Fund, L.P. since 1994. Dr. Lechman has served as a member of the Board since the Fund's organization.

MR. GENE T. PRETTI
------------------

      Mr. Pretti, age 37, serves as President and Chairman of the Board of the Fund. In addition, Mr. Pretti serves as Chief Executive Officer and Senior Portfolio Manager of the Adviser, of which he is the controlling equity holder. Prior to joining the Adviser in 1989, Mr. Pretti worked in the Chicago and New York offices of the First Boston Corporation for approximately four years where he specialized in institutional equity sales. He also has served as an analyst with CUNA Mutual Insurance Co. and Robert W. Baird & Co. Mr. Pretti has served as a Director General Partner of Zazove Convertible Fund, L.P. since 1994. Mr. Pretti has served as a member of the Board since the Fund's organization.

COMPENSATION AND ELECTION OF DIRECTORS
--------------------------------------

      The Fund may pay reasonable compensation to Directors for their services as Directors of the Fund. The Fund will reimburse Directors for reasonable out-of-pocket expenses incurred in performing their duties to the Fund.

      Each Director will serve until a successor is elected unless he withdraws, resigns, is removed or otherwise terminates his status as a Director. If, at any time, the number of Directors not affiliated with the Fund (except by virtue of being a director) or the Advisor (the "Independent Directors") is less than a majority of the Board, the remaining Independent Directors shall, subject to the Investment Company Act, designate one or more additional or successor Independent Directors to cause the number of Independent Directors to be a majority of the Board. Currently, Mr. Goodwin, Mr. Hansen and Dr. Lechman are Independent Directors.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER
-----------

      The Adviser, located at 940 Southwood Boulevard, Suite 200, Incline Village, Nevada 89451, will serve as the investment adviser of the Fund and as such will be primarily responsible for the selection of the Fund's portfolio investments and the selection of brokers and dealers through which portfolio transactions are executed and will perform such other services as delineated in the form of Investment Advisory Agreement annexed as Exhibit G and incorporated herein by reference.

      The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is the successor to Zazove Associates, Inc., which was formed as an Illinois corporation on February 9, 1989, to carry on the investment management business that Earl Zazove began in 1971. The Adviser has served as investment adviser to the Fund since the Fund's inception. The Adviser manages investment portfolios for insurance companies, investment partnerships, individuals, corporate trusts, foundations, pensions and others. The Adviser is an independent adviser and is not affiliated with any brokerage firm or other financial institution.

      Mr. Pretti is the Chief Executive Officer and majority equity owner of the Adviser. Mr. Pretti's business background is set forth above under "--Board of Directors."

      In consideration for services provided, the fund will pay the Adviser a monthly fee on the first business day of each month in an amount equal to the sum of:

      (i) one-twelfth of 2% of the first $20 million of the Fund's net asset value at the opening of business on such day;

      (ii) one-twelfth of 1.5% of the Fund's net asset value in excess of $20 million and up to $70 million at the opening of business on such day; and

      (iii) one-twelfth of 1% of the Fund's net asset value in excess of $70 million at the opening of business on such day.

The fee is computed and paid on a monthly basis and in accordance with the requirements of rules promulgated under the Advisers Act.

THE CUSTODIAN
-------------

      The Fund's custodian is UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141. The Fund's custodian will generally have custody of the assets of the Fund and will perform such other Acts as are required by the Investment Company Act, although certain assets may be held by other custodians or brokers.

TRANSFER AGENT
--------------

      The Fund's transfer agent is Sunstone Financial Group, Inc. 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. The transfer agent's primary responsibilities include maintaining the Shareholder registrar, processing Shareholder subscriptions and redemptions in accordance with instructions received from the Fund, and generating transaction confirmations and account statements. The transfer agent will also prepare and distribute Forms 1099-DIV and 1099-R to the Shareholders and the Internal Revenue Service.

INDEPENDENT PUBLIC ACCOUNT
--------------------------

      Arthur Anderson LLP, 33 West Monroe Street, Chicago, Illinois 60603, will serve as the Fund's independent auditors, providing audit services, including an audit of the annual financial statements of the Fund.

EXPENSES

      The Fund will bear all normal costs and expenses attributable to the Fund's activities, including, but not limited to, legal, auditing and accounting expenses; expenses associated with the preparation, printing and mailing of the Fund's financial statements, books, records and reports, tax returns and Form 1099s, expenses associated with the acquisition, holding and disposition of securities and other assets, including, but not limited to, brokerage commissions, spreads, discounts, interest expense, commitment fees, due diligence expenses, valuation fees, insurance costs, taxes and all charges of depositories, custodians and other agencies for the safekeeping and servicing of securities and other assets; governmental and filing fees; any extraordinary expenses of the Fund (e.g., litigation expenses); and the Fund's organizational and initial offering costs. The Advisor and its affiliates are entitled to reimbursement from the Fund for all amounts expended by any of them for Fund expenses.

      The Fund will not reimburse the Advisor or its affiliates for any general overhead expenses, including, but not limited to, rent, salaries of personnel and related expenses. Expenses incurred in connection with the ongoing offering of Shares in the Fund will be borne by the Advisor (initial offering costs being part of the Fund's organization costs).


                          BROKERAGE ARRANGEMENTS

      The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund will not engage affiliates of the Adviser or of any Director to act as a broker or dealer in connection with the execution of the Fund's portfolio transactions.


                                TAX STATUS

      The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code, and therefor will not generally be liable for federal income taxes to the extent earnings are distributed on a timely basis.

      For federal income tax purposes, all dividends paid by the Fund and net realized short-term capital gains are taxable as ordinary income, whether received in cash or reinvested in additional Shares, unless a Shareholder is exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net long-term capital gains, whether received in cash or reinvested in additional Shares, are generally taxable as a long-term capital gain. For purposes of determining whether capital gains recognized by the Fund are long-term or short-term, the capital gain holding period is determined by the length of time the Fund has held the security and not the length of time a Shareholder has held Shares in the Fund. Shareholders are informed within 30 days after the close of each year as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes.

      The Fund anticipates distributing dividends and capital gains annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If a Shareholder purchases Shares shortly before a distribution, it will be subject to income taxes on the distribution, even though the value of its investment (plus cash received, if any) remains the same. This result is often referred to as "buying a dividend". All dividends and capital gain distributions will automatically be reinvested in Shares at the then prevailing net asset value unless an investor specifically requests in writing that dividends or capital gains or both be paid in cash.
If a Shareholder does not furnish the Fund with its correct social security number or taxpayer identification number, or if otherwise required pursuant to the Code, the Fund is required to withhold federal income tax from such distributions and redemption proceeds at a rate of 31%.

      This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on each Shareholder. There may be other federal, state or local tax considerations applicable to a particular investor. Each Shareholder is urged to consult his own tax adviser.


                             LEGAL PROCEEDINGS

      The Fund, the Adviser and the Directors may be subject to litigation in the ordinary course of business. No such legal proceedings are currently pending.

                         PART C-OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

      1.    Financial Statements of the Fund

      (a)   Report of Independent Public Accountants

      (b)   Balance Sheet as of January 1, 1999

      (c)   Schedule of Investments as of January 1, 1999

      (d)   Notes to Financial Statements

      2.    Exhibits

      The exhibits to this Registration Statement are listed in the Exhibit Index on page 20.

Item 25.    Marketing Agreements

            Not Applicable

Item 26.    Other Expenses of Issuance and Distribution

            The following are estimates of the fees and expenses to be incurred by the Fund in connection with this registration:

            Legal Fees and Disbursements        $32,500
            Miscellaneous Costs                 $ 7,500
                                                -------

                  Total                         $40,000
                                                =======


Item 27.    Persons Controlled by or Under Common Control with Registrant

            The Fund is not controlled by or under common control with any person other than as described in "MANAGEMENT OF THE FUND."

Item 28.    Number of Holders of Securities

            See "THE FUND--Shareholders."

Item 29.    Indemnification

            Pursuant to the Fund's Articles of Incorporation, the Fund, including its successors and assigns, shall indemnify its Directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act. The Bylaws
may provide that the Fund shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any Director, officer, employee or agent may otherwise be entitled. The Fund may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Fund or is or was serving at the request of the Fund as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Fund would have had the power to indemnify against such liability. The rights provided to any person by Article 7.4 shall be enforceable against the Fund by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

            Pursuant to the Fund's Bylaws, the Fund shall indemnify: (a) its Directors and officers, whether serving the Fund or at its request any other entity, to the full extent required or permitted by: (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law; and (ii) the Investment Company Act; and (b) other employees and agents to such extent as shall be authorized by the Board and be permitted by law, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding to be liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties in the performance of such duties. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

            Pursuant to the terms of the Investment Advisory Agreement, the Fund shall indemnify and hold harmless the Adviser, its affiliates, and the partners, shareholders, members, officers, directors, agents and employees of any of them from and against any loss, expense, damage or injury suffered or sustained by any of them by reason of any acts, omissions or alleged acts or omissions arising out of any of their activities on behalf of the Fund, in furtherance of the interests of the Fund, or in connection with the issuance and sale of interest in the Fund, including but not limited to any judgment, award, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the investigation, defense or settlement of any actual or threatened action, proceeding or claim is based were done in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Fund and did not constitute gross negligence, willful misconduct or material breach of the Investment Advisory Agreement or any fiduciary obligation to the Fund. The termination of any action, proceeding or claim by settlement shall not, in itself, create a presumption that the conduct in question was not undertaken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Fund. Any such indemnification, however, shall only be from the assets of the Fund.

            The indemnification provided for in the Investment Advisory Agreement shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified party. The indemnity provision shall not increase the liability of any Shareholder of the Fund beyond the amount of such Shareholder's capital and profits (exclusive of distributions or other returns of capital, including redemptions).

            Insofar as indemnification for liability arising under the federal securities acts may be permitted to covered persons and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable.

Item 30.    Business and Other Connections of the Adviser

            See "MANAGEMENT OF THE FUND--Investment Advisory and Other Services" and MANAGEMENT OF THE FUND--Board of Directors."

Item 31.    Location of Accounts and Records

            Accounts, books and other records required to be maintained by
Section 31 (a) of the Investment Company Act and the rules promulgated thereunder, will be maintained and kept at the offices of the Adviser at 4801 West Peterson Avenue, Suite 615, Chicago, Illinois 60646.

Item 32.    Management Services

            Except as described in Part B of this Registration Statement on Form N-2, the Fund is not a party to any material management-related service contract.

Item 33.    Undertakings

            Not Applicable

      Pursuant to the requirements of the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on this 15th day of March, 1999.


                        ZAZOVE CONVERTIBLE SECURITIES FUND, INC.



                        By:   /s/ Gene T. Pretti
                              ------------------------------
                              Gene T. Pretti,
                              President

                 Zazove Convertible Securities Fund, Inc.

                           Financial Statements
                           as of January 1, 1999
                      Together With Auditors' Report

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                              January 1, 1999




                                 I N D E X



                                                      Page
                                                      ----

            REPORT OF INDEPENDENT
            PUBLIC ACCOUNTANTS                          1

            BALANCE SHEET                               2

            SCHEDULE OF INVESTMENTS                   3-4

            NOTES TO THE FINANCIAL STATEMENTS         5-8

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of
Zazove Convertible Securities Fund, Inc.:


We have audited the accompanying balance sheet of ZAZOVE CONVERTIBLE SECURITIES FUND, INC. (a Maryland corporation), including the schedule of invesments, as of January 1, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet and schedule of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet and schedule of investments. Our procedures included confirmation of securities owned as of January 1, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc. as of January 1, 1999, in conformity with generally accepted accounting principles.




Chicago, Illinois
February 12, 1999

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                               BALANCE SHEET

                           As of January 1, 1999

                                  ASSETS



Investment securities, at market value--
  cost $40,149,306 (Note 1). . . . . . . . . . . . . . . . $ 35,875,364

Cash and cash equivalents. . . . . . . . . . . . . . . . .          446

Receivables-
  Dividends. . . . . . . . . . . . . . . . . . . . . . . .       56,596
  Interest . . . . . . . . . . . . . . . . . . . . . . . .      353,801
  Securities sold, not settled . . . . . . . . . . . . . .    1,427,878
  Due from shareholders. . . . . . . . . . . . . . . . . .      334,179
Organizational costs (Note 1). . . . . . . . . . . . . . .        4,113
                                                            -----------

          Total assets . . . . . . . . . . . . . . . . . .  $38,052,377
                                                            ===========


                   LIABILITIES AND SHAREHOLDERS' EQUITY

Payables-
  Due to shareholders. . . . . . . . . . . . . . . . . . .  $ 5,670,148
  Margin account due to brokers. . . . . . . . . . . . . .    1,244,800
  Accounting fees. . . . . . . . . . . . . . . . . . . . .       22,000
  Management fee . . . . . . . . . . . . . . . . . . . . .       54,384
  Payable to advisor . . . . . . . . . . . . . . . . . . .        6,926
  Other broker payable . . . . . . . . . . . . . . . . . .        6,534
                                                            -----------

          Total liabilities. . . . . . . . . . . . . . . .    7,004,792

Stockholders' Equity (Note 3)-
  Common stock ($.01 par value; 25,000,000 shares
    authorized; 2,006,892 shares issued and
    outstanding) . . . . . . . . . . . . . . . . . . . . .       20,069
  Paid in surplus. . . . . . . . . . . . . . . . . . . . .   35,301,458
  Accumulated net realized gain on investments . . . . . .        --
  Undistributed net investment income. . . . . . . . . . .        --
  Net unrealized depreciation on investments . . . . . . .   (4,273,942)
                                                            -----------
          Total stockholders' equity (net assets)  . . . .   31,047,585
                                                            -----------
          Total liabilities and shareholders' equity . . .  $38,052,377
                                                            ===========

Net asset value per share (based on
  2,006,892 shares outstanding). . . . . . . . . . . . . .  $     15.47
                                                            ===========










              The accompanying notes to financial statements
                are an integral part of this balance sheet.

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                          SCHEDULE OF INVESTMENTS

                              January 1, 1999


                                                  Principal/     Market
                                                   Shares        Value
                                                 -----------   ----------
CONVERTIBLE PREFERRED STOCK B 25%
**   BTI Capital Trust, $3.25                         30,000   $  735,000
     Elsag Bailey Financial Trust, $2.75              20,000    1,217,500
     Fleetwood Capital Trust, $3.00                   13,000      612,625
     Freeport McMoran (Class A), $1.75                13,400      199,325
     Frontier Financing Trust, $3.125                 30,000    1,228,125
     General Datacomm Industries, $2.25               25,000      287,500
     Hybridon Inc., $6.50                              5,177      258,850
     Lab Corp of America (Class B), $4.250            39,842    1,643,482
     Metromedia Int'l Group, Inc., $3.625             45,000    1,192,500
     Treev, $0.84                                    163,800    1,197,788
     Walden Residential Properties, Inc.
       (Class B), $2.29                               24,400      561,200
                                                              -----------
          Total convertible preferred stock
              (cost--$11,017,773)                               9,133,895

CONVERTIBLE BONDS B 62%
**   APP Finance VII Mauritius, 3.500%
     Due 04-30-03                                $ 2,120,000    1,192,500
     Altos Hornos De Mexico, 5.500%
       Due 12-15-01                                  500,000      220,000
     Amkor Technology, Inc., 5.750%
       Due 05-01-03                                1,000,000      996,250
+**  Aspect Telecommunications, 0.000%
       Due 08-10-18                                3,500,000      840,000
     BankAtlantic Bancorp Inc., 6.750%
       Due 07-01-06                                  670,000      730,300
     BankAtlantic Bancorp Inc., 5.625%
       Due 12-01-07                                  900,000      693,000
     Berkshire Hathaway (Citigroup), 1.000%
       Due 12-02-01                                1,200,000    1,867,500
*    Boston Chicken Inc., 7.750%, Due 05-01-04       170,000        6,800
**   China Petrochemcial Dev Corp, 1.000%
     Due 05-08-08                                  1,500,000    1,020,000
     Chock Full O'Nuts, 7.000% Due 04-01-12          120,000      112,800
     Complete Management Inc. (old), 8.000%
       Due 08-15-03                                  960,000      211,200
     DRS Technologies, Inc., 9.000%
       Due 10-01-03                                  140,000      177,800
+**  Elan Corp., 0.000% Due 12-14-18               3,000,000    1,704,375
     Fuisz Technologies Ltd., 7.000% Due 10-15-04    250,000      270,000
     General DataComm Industries Inc., 7.750%
       Due 09-30-02                                1,000,000      620,000
     Intevac Inc., 6.500% Due 03-01-04               500,000      305,000
**   Inversiones y Representaciones SA,
     4.500% Due 08-02-03                             200,000      200,000
     Liberty Media Group, 4.500% Due 02-15-06      1,200,000    1,290,000
     Mail Well Inc., 5.000% Due 11-01-02             400,000      360,000
**   New World Infrastructure, 1.000% Due 04-15-03   500,000      423,750
**   New World Infrastructure, 5.000% Due 07-15-01    95,000       83,363
     North American Vaccine, Inc. 6.500%
       Due 05-01-03                                  640,000      324,800
     Paliburg Int'l (Regal Hotel) (Euro), 3.500%
     Due 02-06-01                                  1,050,000      635,250
     Phoenix Investment Partners Ltd.,
     6.000% Due 11-01-15                             414,500      460,095

                                                  Principal/     Market
                                                   Shares        Value
                                                 -----------   ----------
     Pier 1 Imports, 5.750% Due 10-01-03         $ 1,150,000  $ 1,488,531
     Reno Air, 9.000% Due 09-30-02                   815,000      847,600
     SpaceHab Inc., 8.000% Due 10-15-07              250,000      232,500
+**  Sunbeam Corporation, 0.000% Due 03-25-18      3,000,000      360,000
**   Thermo Fibertek Inc., 4.500% Due 07-15-04     1,250,000    1,070,313
**   Tingyi Holding Corp, 1.625% Due 07-17-02        250,000      153,750
**   Total Renal Care Holdings, 7.000% Due 05-15-09  220,000      244,200
+    Triarc Companies, 0.000% Due 02-09-18         7,000,000    1,487,500
     U.S. Diagnostic Labs Inc., 9.000% Due 03-31-031,505,000      880,425
**   U.S. Diagnostic Labs Inc., 6.500%, Due 06-30-01 630,000      393,750
*    Westbridge Capital Corp., 7.500%, Due 05-01-04  625,000      140,625
     World Airways, Inc., 8.000% Due 08-26-04      1,355,000      399,725
                                                              -----------
           Total convertible bonds
             (cost--$27,478,308)                               22,443,702

OTHER B 12%

     Alliance Capital Management L.P.                 28,000      721,000
     Audiovox Wts.                                    16,800       28,325
     Hybridon Class A Wts                             29,671        5,563
     Pimco Advisors Holdings L.P.                     34,050    1,059,806
     Treev Inc.                                        5,520        9,142
     Viacom Class E Wts.                             216,300    2,473,931
                                                              -----------
           Total other (cost--$1,653,225)                       4,297,767
                                                              -----------

           Total investment securities
             (cost--$40,149,306)                               35,875,364

           Other assets less liabilities B 1%                     508,192
                                                              -----------

           Total partners' capital B 100%                     $36,383,556
                                                              ===========

     The above percentages were computed as a percentage of partners' capital.

     +  Nonincome producing

     * This security is currently in default and interest is not being accrued on the position.

     ** These securities are subject to contractual or legal restrictions on their sale. At December 31, 1998, the value of these securities was $8,421,000, representing 23.5% of investment securities at market value.









              The accompanying notes to financial statements
                  are an integral part of this schedule.

                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

                       NOTES TO FINANCIAL STATEMENTS
                              January 1, 1999


1.    SIGNIFICANT ACCOUNTING POLICIES

      Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, LLC, is the Fund's Investment Advisor. The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership, was merged into the Fund on January 1, 1999.

      The following is a summary of significant accounting policies:

            SECURITY VALUATIONS

            Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the General Partner, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the General Partner.

            CASH AND CASH EQUIVALENTS

            Cash and cash equivalents include cash and money market investments.

            OTHER POLICIES

            The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the first-in, first-out ("FIFO") cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

            USE OF ESTIMATES

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

2.    DIRECTORS AND OFFICERS

      The overall responsibility for the management and operation of the Fund is vested in the Directors. The Board consists of five directors:
Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three Directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

      Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the Shareholders or the Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

      Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively in the Directors. There will not be any Shareholder vote unless required by the Investment Company Act of 1940.

3.    SHARES

      The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per Share on all corporate issues put to vote of the Shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

      Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per Share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

      On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding Shares at the then net asset value per Share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the Shareholders in advance of the offer.

      The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.

      In the case of the termination of the Fund, distributions to the Shareholders will be made in proportion to their respective Share ownership after the payment of all Fund creditors.

4.    MANAGEMENT ARRANGEMENTS

      Zazove Associates, LLC has been engaged as the Fund's Investment Adviser pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, LLC will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.

                                            Capital
                                          in excess of
                      First               $20,000,000       Capital in
Fund                $20,000,000              up to          excess of
Capital             in capital            $70,000,000       $70,000,000
-------             -----------           ------------      -----------
Annual
Management
Fee Rate               2.00%                 1.50%             1.00%

5.    EXPENSES

      The Fund bears all normal costs and expenses of its operations including: management fees, brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering Shares in the Fund. No portion of the Investment Advisor's or its affiliate's general overhead costs will be allocated to the Fund.

6.    INCOME TAXES

      The Fund intends to elect to be treated and to qualify each year as a "regulated investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not generally be liable for Federal income taxes to the extent earnings are distributed on a timely basis.

7.    OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

      The Fund may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At January 1, 1999, the Fund did not carry any short positions.

      At January 1, 1999, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

                  Broadcasting/Cable T.V.       10.49%
                  Medical Services               8.81%
                  Drugs                          7.15%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At January 1, 1999, the Fund owed the brokerage firm $1,244,800 for securities purchased on margin. The Fund held cash and cash equivalents of $446 and had a receivable from securities sold, but not settled of $1,427,878 which could be used to effectively offset this margin balance. The Fund pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

           As filed with the Securities and Exchange Commission
                             on March 15, 1999


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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                           --------------------


                                 EXHIBITS

                                    To

                                 Form N-2


                          Registration Statement
                                   Under
                    The Investment Company Act of 1940



                           --------------------



                 ZAZOVE CONVERTIBLE SECURITIES FUND, INC.



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                               EXHIBIT INDEX


Exhibit
Number
-------

(a)   Articles of Incorporation of Zazove
      Convertible Securities Fund, Inc.

(b)   Bylaws of Zazove Convertible Securities Fund, Inc.

(c)   Not applicable.

(d)   See Exhibits (a) and (b).

(e)   Not applicable.

(f)   Not applicable.

(g)   Investment Advisory Agreement
      between Zazove Convertible Securities Fund, Inc.
      and Zazove Associates, L.L.C.

(h)   Not applicable.

(i)   Not applicable.

(j)   Custody Agreement between Zazove
      Convertible Securities Fund, Inc. and UMB Bank, N.A.

(k)   Transfer Agency Agreement between Zazove
      Convertible Securities Fund, Inc. and Sunstone
      Financial Group, Inc.

(l)   Not applicable.

(m)   Not applicable.

(n)   Not applicable.

(o)   Not applicable.

(p)   Not applicable.

(q)   Not applicable.

(r)   Not applicable.